                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

This Amendment No. 1 on Form N-CSR/A ("Amendment") is being filed to revise the line graph on page 5 in the Annual Report which was filed March 4, 2011 (Accession Number 0000950123-11-022186).

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
Chairman

                                                                January 31, 2011

Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2010.

     Our Fund earned $5.79 per share of net investment income for a share outstanding throughout 2010, compared to $6.28 per share earned in 2009. Dividend income in 2010 was reduced by $723,000 from 2009, largely from liquidations of partnership shares and expenses increased by $36,000, primarily advisor fees.

     After providing for the January 2011 distribution, the net asset value per partnership share at December 31, 2010 was $344.85. The net asset value at September 30, 2010, the date of our last report, was $312.60.

     Additions to the portfolio in the fourth quarter were 22,300 shares of Check Point Software Technologies Ltd., and 31,500 shares of Oracle Corp. Our holdings in Pitney Bowes, Inc. were sold. Distributed in redemption were shares of Intel Corp. and 3M Co.

     Additional information required by Securities and Exchange Commission regulations is enclosed.

     The accompanying Investment Adviser's Report contains interesting information on the market generally and on our Fund's performance.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.

                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     The outcome of the US mid-term election, the long-anticipated announcement of additional purchases of US Treasuries by the Federal Reserve (QE2), and the improved economic news flow helped ease investors' fear of a double-dip recession, underpinning a strong equity market rally in the last quarter of 2010. The shift in investor psychology eclipsed ongoing concerns regarding weakness in the housing market and the labor market, which despite marginal improvement remains problematic. All barometers of stock market performance ended the year strongly.

     Cyclical themes played out well during the quarter, leading to a strong finish for the year in sectors such as materials, industrials, and consumer discretionary, the strongest performers among the ten major sectors. Commodities and consumer discretionary stocks, particularly auto-related and internet retailers, advanced strongly on the back of improved data. Defensive sectors, such as utilities, healthcare, and telecommunication services that performed strongly in the third quarter had more modest performance in the fourth quarter, but were all in positive territory for the year and the quarter. Last year, growth stocks marginally outperformed value stocks, but more dramatic differences occurred amid market capitalizations, with midcap stocks significantly outperforming their large-cap counterparts.

     With the dawn of a new year, the outlook is typically in the forefront of investors' minds. Economic expectations have shifted upward on the back of the Federal Reserve's quantitative easing program and Congressional passage of the Bush-era tax cuts extension. While fixed income markets experienced a late-quarter rate rise, we believe that there is further upside potential for equities given the strong position of corporate balance sheets and the reduction in downside risk. The risk to this outlook may be continued stresses in the labor and housing markets. However, we believe that an economic environment of low domestic inflation and slow-to-moderate growth is probably the most likely scenario going forward, and this should provide tailwinds for the stock market

     On the corporate side, balance sheets remain strong and elevated cash positions should lead to dividend payments/increases, share buy backs, merger and acquisition activity, and business reinvestment. In this context, we foresee higher quality economic growth and resultant higher GDP. In addition, improved consumer and business confidence, if maintained, along with a less hostile capital markets attitude from Washington DC, and the favorable earnings yield comparisons of equities relative to bond yields are some reasons to expect that 2011 should be another favorable year for risk assets, such as equities.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW

SUMMARY

     The US equity market continued its recovery that began in March 2009 and during the first part of 2010, before struggling during the summer months. The European sovereign debt crisis combined with weaker economic data elevated fears of a double-dip recession in the United States. Beginning in September, the market rallied into year-end on improving economic data combined with major developments in Washington, D.C. These catalysts for US equities included: a commitment by the Federal Reserve to further loosen monetary policy with large scale asset purchases, the Republicans' winning control of the House of Representatives in the November election, and the stimulative bi-partisan tax agreement reached in December. The S&P 500 Index closed the year 15.1% higher, while the Russell 1000 Growth rose 16.7%. Small cap stocks fared even better, with the Russell 2000 Index riding the year-end rally to a gain of 26.9%

     The Chestnut Street Exchange Fund delivered a double-digit return for the second consecutive year, but underperformed the 15.1% return posted by the S&P 500 Index. Stock selection in health care and information technology led to the negative relative performance, and overshadowed positive stock selection in consumer staples.

PERFORMANCE ATTRIBUTION

     Stock selection in the health care sector generated notable underperformance for the Fund in 2010. The Fund's large investment in the pharmaceuticals industry accounted for much of the weakness. The sector continues to face major patent expirations over the next several years, leading investors to be cautious. In addition prescription volumes have been negatively impacted by the recession. Large investments in both Abbott Laboratories and Johnson & Johnson Inc. detracted from returns as both stocks declined during the period. In addition, the health care sector was the worst performing sector within the S&P 500 Index in 2010, and the Fund's overweight in the sector negatively impacted the portfolio.

     In information technology, the Fund's large investment in Intel Corp. detracted from performance. The stock rose 6% during the year, but could not match the 10% return of the semiconductor holdings within the S&P 500 Index. We continue to reduce the size of the position to create greater diversification. Hewlett-Packard Co. delivered disappointing performance in the second half of the year following the removal of the company's highly-respected CEO.

     Stock selection in the consumer staples sector benefitted the portfolio in 2010. The Fund's large investment in Coca-Cola Co. added the most value, with the stock rising more than 19% on the year. The company is heavily exposed to emerging market growth, and continues to take market share from PepsiCo Inc., which is a much smaller holding in the portfolio. In addition, the Fund's small position in Sara Lee Corp. also produced outperformance, as the stock surged more than 48%.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW (CONCLUDED)

OUTLOOK

     As a result of market movement and individual trades made during the year, the Fund's weightings in financials and consumer staples increased at the expense of health care. We used investor redemptions to further diversify the portfolio and reduce investments in Intel Corp., Merck & Co. Inc. and Johnson & Johnson. We also eliminated the Fund's investments in BP PLC, Pitney Bowes Inc. and Frontier Communications Corp. In order to maintain the weighting in technology following the reduction in Intel Corp., we added to the investments in Oracle Corp. and Checkpoint Software Technologies Ltd. The Fund remains highly diversified, with the largest weightings in the information technology, industrials, health care, and financials sectors. Relative to the S&P 500, the Fund holds significant overweights in health care and industrials, and notable underweights in consumer discretionary and utilities.

ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONCLUDED)

                                   (UNAUDITED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET

EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                              (PERFORMANCE GRAPH)

                    S&P Value   DJIA Value   Chestnut Street
                    ---------   ----------   ---------------
12/31/2000          10,000.00    10,000.00            10,000
Jan. 31, 2001           10355        10102             10206
Feb. 28 2001          9410.62      9760.55              9438
Mar. 31 2001          8813.99      9195.42              8846
Apr. 30 2001          9498.84      10000.9              9524
May 31 2001           9562.48        10191              9433
Jun. 30 2001          9330.11      9814.91              9294
Jul. 31 2001          9238.23      9845.33              9390
Aug. 31 2001          8659.92      9334.36              9112
Sept. 30 2001         7960.19      8306.65              8440
Oct. 31 2001          8112.23       8530.1              8688
Nov. 30 2001          8734.44      9285.86              9519
Dec. 31 2001          8811.31      9455.79              9495
Jan. 31 2002          8682.66      9369.75              9483
Feb. 28 2002          8515.08      9567.45              9226
Mar. 31 2002          8835.25       9858.3              9614
Apr. 30 2002          8299.57      9433.41              9197
May 31 2002           8238.15      9440.01              9186
Jun. 30 2002           7651.6      8801.86              8025
Jul. 31 2002          7055.54      8330.08              7822
Aug. 31 2002           7102.1      8280.94              7736
Sept. 30 2002         6330.11      7266.52              6972
Oct. 31 2002          6887.16      8054.21              7639
Nov. 30 2002          7292.81       8557.6              8099
Dec. 31 2002          6863.99      8036.44              7477
Jan. 31 2003          6684.15      7768.83              7338
Feb. 28 2003          6583.89      7634.43              7300
Mar. 31 2003          6647.76       7743.6              7387
Apr. 30 2003          7195.53      8228.35              7872
May 31 2003           7574.74      8616.73              8168
Jun. 30 2003          7671.69      8760.63              8202
Jul. 31 2003          7806.71      9016.44              8443
Aug. 31 2003          7958.95       9216.6              8626
Sep. 30 2003          7874.58      9091.26              8544
Oct. 31 2003          8320.28      9624.91              8980
Nov. 30 2003           8393.5      9632.61              8982
Dec. 31 2003          8833.32      10308.8              9355
Jan. 31 2004          8995.45      10356.2              9421
Feb. 29 2004          9120.48      10474.3              9433
March 31 2004         8982.76      10264.8              9088
April 30 2004         8841.73      10147.8              9137
May 31 2004           8962.87      10133.6              9402
June 30 2004          9137.21        10392              9498
July 31 2004          8834.77      10112.5              9156
August 31 2004        8870.11      10172.1              9177
September 30 2004     8965.91      10090.7              8935
October 31 2004       9103.08      10054.4              9097
November 30 2004      9471.76      10485.8              9339
December 31 2004       9793.8        10857              9672
Jan. 31 2005          9554.83      10575.8              9532
Feb. 28 2005          9755.48      10884.6              9775
March 31 2005         9582.81      10633.1              9663
April 30 2005         9400.74      10334.3              9665
May 31 2005           9699.68      10641.3              9912
June 30 2005          9713.26      10461.4              9720
July 31 2005          10074.6      10850.6              9929
August 31 2005        9982.91      10721.5              9755
September 30 2005     10063.8      10822.3              9686
October 31 2005       9895.71      10704.3              9727
November 30 2005      10269.8      11123.9             10147
December 31 2005      10272.8        11046              9972
Jan. 31 2006          10545.1      11211.7             10091
Feb. 28 2006          10573.5      11377.7             10155
March 31 2006         10705.7      11519.9             10222
April 30 2006         10849.2      11805.6             10468
May 31 2006           10536.7      11633.2             10204
June 30 2006          10551.5      11628.6             10233
July 31 2006          10616.9      11680.9             10493
August 31 2006        10869.6        11925             10744
September 30 2006       11150      12251.8             11077
October 31 2006       11513.5      12689.2             11362
November 30 2006      11732.3      12885.8             11394
December 31 2006      11896.5      13157.7             11461
January 31 2007       12076.4      13341.9             11650
February 28 2007      11840.2      13005.7             11340
March 31 2007         11972.5        13115             11387
April 30 2007         12502.9      13883.5             12043
May 31 2007           12939.3      14524.9             12377
June 30 2007          12724.4      14308.5             12188
July 31 2007          12329.9      14115.3             12018
August 31 2007        12514.7      14312.9             12369
September 30 2007     12982.8      14906.9             12777
October 31 2007       13189.3      14963.6             12830
November 30 2007      12637.9      14418.9             12579
December 31 2007      12550.2      14323.7             12296
January 31 2008       11797.4        13682             11599
February 29 2008      11414.1      13305.8             11168
March 31 2008         11364.8      13320.4             11249
April 30 2008         11918.3      13946.5             11643
May 31 2008           12072.6      13793.1             11694
June 30 2008          11054.9      12409.6             10685
July 31 2008          10961.9        12463             11062
August 31 2008        11120.4      12688.6             11186
September 30 2008     10129.5      11948.8             10625
October 31 2008       8428.25      10290.3              9215
November 30 2008      7823.52      9790.21              8532
December 31 2008      7906.76      9751.05              8476
January 31 2009        7240.3      8909.54              7636
February 28 2009      6469.35      7911.67              6701
March 31 2009         7036.07      8538.27              7252
April 30 2009         7709.49      9182.91              7836
May 31 2009           8140.68      9597.06              8271
June 30 2009           8156.8      9558.67              8322
July 31 2009          8773.78      10394.1              8965
August 31 2009        9090.52      10805.7              9312
September 30 2009     9429.77      11068.3              9516
October 31 2009       9254.57      11083.8              9461
November 30 2009      9809.66      11850.8             10105
December 31 2009      9999.18      11963.4             10250
January 31 2010       9639.51      11566.2              9967
February 28 2010      9938.14      11906.2             10161
March 31 2010         10537.8      12538.4             10736
April 30 2010         10704.2      12730.3             10827
May 31 2010           9849.47      11769.2              9872
June 30 2010          9333.85      11366.6              9418
July 31 2010          9987.78      12188.5             10049
August 31 2010        9536.93      11711.9              9487
September 30 2010       10388      12631.3             10291
October 31 2010       10783.3      13036.7             10690
November 30 2010      10784.7      13116.2             10821
December 31 2010      11505.4      13815.3             11406

     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302) 791-1112 for the most recent month-end performance.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        ----------------------------------------
                                                                        SINCE
                                        1 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                        ------   ------   -------   ------------
Chestnut Street Exchange Fund .......   11.27%    2.58%    1.32%       10.89%
S&P 500(R) Index ....................   15.06%    2.29%    1.42%       10.83%
Dow Jones Industrial Average Index ..   14.09%    4.32%    3.16%        9.34%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2001 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. THE FUND'S GROSS EXPENSE RATIO FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 WAS 0.51%.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 3,263.94%, 3,195.37% and 1,981.81% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2010.

                       BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FUND EXPENSE EXAMPLE

                                  (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2010 through December 31, 2010, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ending December 31, 2010" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          CHESTNUT STREET EXCHANGE FUND

                                                                           EXPENSES PAID
                                      BEGINNING          ENDING             DURING SIX
                                    ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                     JULY 1, 2010   DECEMBER 31, 2010   DECEMBER 31, 2010*
                                    -------------   -----------------   ------------------
Actual ..........................     $1,000.00         $1,211.10              $2.90
Hypothetical
   (5% return before expenses) ..     $1,000.00         $1,022.55+             $2.65

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 21.11% for the six-month period ending December 31, 2010.

+ Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                                DECEMBER 31, 2010

                                   (UNAUDITED)

                               % OF NET
SECURITY TYPE/INDUSTRY          ASSETS        VALUE
----------------------         --------   ------------
COMMON STOCKS:
   Technology ..............     15.2%    $ 29,276,186
   Health Care .............     15.1       28,978,852
   Financial ...............     13.8       26,548,674
   Consumer Cyclicals ......     11.6       22,340,540
   Energy ..................     10.6       20,333,002
   Staples .................      8.6       16,474,809
   Capital Equipment .......      8.0       15,375,452
   Basics ..................      7.4       14,145,854
   Transportation ..........      3.7        7,027,705
   Utilities ...............      2.7        5,146,237
   Retail ..................      2.3        4,347,276
   Other Assets in Excess
      of Liabilities .......      1.0        2,014,704
                                -----     ------------
   Net Assets ..............    100.0%    $192,009,291
                                =====     ============

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 2010

                                                           Shares       Value
                                                          -------   ------------
COMMON STOCKS--99.0%
BASICS--7.4%
Air Products & Chemicals, Inc. ........................   100,609   $  9,150,388
Cabot Corp. ...........................................    86,032      3,239,105
Cabot Microelectronics Corp.* .........................    42,373      1,756,361
                                                                    ------------
                                                                      14,145,854
                                                                    ------------
CAPITAL EQUIPMENT--8.0%
Emerson Electric Co. ..................................   152,475      8,716,996
General Electric Co. ..................................   364,049      6,658,456
                                                                    ------------
                                                                      15,375,452
                                                                    ------------
CONSUMER CYCLICALS--11.6%
3M Co. ................................................    87,922      7,587,669
CBS Corp., - Class B ..................................    60,100      1,144,905
Comcast Corp., - Class A ..............................   149,743      3,289,854
Procter & Gamble Co. ..................................    85,100      5,474,483
Walt Disney Co. (The) .................................   129,129      4,843,629
                                                                    ------------
                                                                      22,340,540
                                                                    ------------
ENERGY--10.6%
Exxon Mobil Corp. .....................................   147,227     10,765,238
Schlumberger, Ltd. ....................................   114,584      9,567,764
                                                                    ------------
                                                                      20,333,002
                                                                    ------------
FINANCIAL--13.8%
American Express Co. ..................................    98,525      4,228,693
Ameriprise Financial, Inc. ............................    22,266      1,281,408
Bank of America Corp. .................................    56,084        748,161
JPMorgan Chase & Co. ..................................   140,310      5,951,950
Moody's Corp. .........................................    82,738      2,195,867
Wells Fargo & Co. .....................................   391,823     12,142,595
                                                                    ------------
                                                                      26,548,674
                                                                    ------------
HEALTH CARE--15.1%
Abbott Laboratories ...................................   130,891      6,270,988
Baxter International, Inc. ............................    64,986      3,289,591
Hospira, Inc.* ........................................    23,125      1,287,831
Johnson & Johnson .....................................   100,789      6,233,800
Medco Health Solutions, Inc.* .........................    91,862      5,628,385
Merck & Co., Inc. .....................................   173,925      6,268,257
                                                                    ------------
                                                                      28,978,852
                                                                    ------------

                                                           Shares       Value
                                                          -------   ------------
RETAIL--2.3%
Home Depot, Inc. ......................................    23,400   $    820,404
Kohl's Corp.* .........................................    15,200        825,968
Safeway, Inc. .........................................    44,558      1,002,109
Wal-Mart Stores, Inc. .................................    31,500      1,698,795
                                                                    ------------
                                                                       4,347,276
                                                                    ------------
STAPLES--8.6%
Altria Group, Inc. ....................................    18,000        443,160
Coca-Cola Co. (The) ...................................   164,147     10,795,948
Hanesbrands, Inc.* ....................................     5,688        144,475
Kraft Foods, Inc., - Class A ..........................    12,456        392,488
PepsiCo, Inc. .........................................    43,600      2,848,388
Philip Morris International, Inc. .....................    18,000      1,053,540
Sara Lee Corp.                                             45,506        796,810
                                                                    ------------
                                                                      16,474,809
                                                                    ------------
TECHNOLOGY--15.2%
Check Point Software
   Technologies Ltd.* .................................    52,400      2,424,024
Cisco Systems, Inc.* ..................................    32,700        661,521
Hewlett-Packard Co. ...................................    57,923      2,438,558
Intel Corp. ...........................................   556,800     11,709,504
International Business
   Machines Corp. .....................................    39,708      5,827,546
Microsoft Corp. .......................................   139,643      3,898,833
Oracle Corp. ..........................................    74,000      2,316,200
                                                                    ------------
                                                                      29,276,186
                                                                    ------------
TRANSPORTATION--3.7%
Union Pacific Corp. ...................................    75,844      7,027,705
                                                                    ------------
UTILITIES--2.7%
Verizon Communications, Inc. ..........................   143,830      5,146,237
                                                                    ------------
Total Common Stocks
   (Cost: $37,804,052) ................................              189,994,587
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost: $37,804,052) ................................      99.0%  $189,994,587
Other assets in excess of liabilities .................       1.0%     2,014,704
                                                          -------   ------------
NET ASSETS ............................................     100.0%  $192,009,291
                                                          =======   ============

----------
*    Non-Income Producing

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       SCHEDULE OF INVESTMENTS (CONCLUDED)

                                DECEMBER 31, 2010

FAIR VALUE MEASUREMENTS. The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

-    Level 1 -- quoted prices in active markets for identical securities

- Level 2 -- other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2010, in valuing the Fund's investments carried at value:

                                                                  Level 2        Level 3
                                      Total         Level 1     Significant    Significant
                                    Value at        Quoted       Observable   Unobservable
Fund                                12/31/10        Prices         Inputs        Inputs
----                              ------------   ------------   -----------   ------------
CHESTNUT STREET EXCHANGE FUND
   Assets Investments in Common
      Stock* ..................   $189,994,587   $189,994,587       $--            $--
                                  ------------   ------------       ---            ---

*    See details of industry breakout.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2010

ASSETS
Investments in securities, at value (cost $37,804,052) .............   $189,994,587
Cash ...............................................................      2,539,649
Receivable for investments sold ....................................        301,705
Dividends receivable ...............................................        351,818
Interest receivable ................................................             68
Prepaid expenses ...................................................         17,517
                                                                       ------------
   Total assets ....................................................    193,205,344
                                                                       ------------
LIABILITIES
PAYABLES FOR:
   Distributions ...................................................        779,444
   Capital shares repurchased ......................................        301,744
   Advisory fees ...................................................         57,237
   Managing general partners .......................................          5,416
   Custodian fees ..................................................          3,809
   Transfer agent fees .............................................          1,196
Accrued expenses and other liabilities .............................         47,207
                                                                       ------------
      Total liabilities ............................................      1,196,053
                                                                       ------------
NET ASSETS .........................................................   $192,009,291
                                                                       ============
NET ASSETS CONSISTED OF:
   Other capital -- paid-in or reinvested ..........................   $ 42,261,942
   Undistributed net investment income .............................            165
   Accumulated net realized loss on securities .....................     (2,443,351)
   Net unrealized appreciation on investments ......................    152,190,535
                                                                       ------------
Net Assets (Applicable to 556,795 partnership shares outstanding) ..   $192,009,291
                                                                       ------------
NET ASSET VALUE PER SHARE ($192,009,291 / 556,795 SHARES) ..........   $     344.85
                                                                       ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners (556,703 shares) ..................................   $191,977,565
Managing general partners (92 shares) ..............................         31,726
                                                                       ------------
Total net assets (556,795 shares) ..................................   $192,009,291
                                                                       ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
   Dividends .................................                  $ 4,273,985
   Interest ..................................                        1,038
                                                                -----------
      Total investment income ................                    4,275,023
                                                                -----------
EXPENSES
   Investment advisory services ..............                      655,890
   Managing general partners' compensation,
      officer's salary and expenses ..........                       89,501
   Legal fees ................................                       86,002
   Printing ..................................                       24,818
   Insurance .................................                       23,055
   Audit fees ................................                       19,900
   Custodian fees ............................                       14,536
   Transfer agent fees .......................                       14,430
   Miscellaneous .............................                       15,030
                                                                -----------
      Total expenses .........................                      943,162
                                                                -----------
         Net investment income ...............                    3,331,861
                                                                -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Realized gain on sale of investment
      securities .............................                      140,421
   Realized gain from securities transactions:
      distributed on redemption of
      partnership shares .....................                   17,489,704
   Unrealized appreciation on investments
      Beginning of year ......................   $153,434,393
      End of year ............................    152,190,535
                                                 ------------
   Net change in unrealized appreciation .....                   (1,243,858)
                                                                -----------
   Net realized and unrealized gain
      from investments .......................                   16,386,267
                                                                -----------
   Net increase in net assets resulting
      from operations ........................                  $19,718,128
                                                                ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                                     2010           2009
                                                 ------------   ------------
INCREASE /(DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..................   $  3,331,861   $  4,091,487
      Net realized gain/(loss)
         from securities
         transactions, for federal
         income tax purposes net
         gain/(loss) is $140,421
         and $1,415,829 ......................        140,421        607,009
      Excess of market value over
         book value of securities
         distributed upon redemption
         of partnership shares ...............     17,489,704     20,001,156
      Net change in unrealized
         appreciation/(depreciation)
         on investments ......................     (1,243,858)     9,677,204
                                                 ------------   ------------
      Increase in net assets
         resulting from
         operations ..........................     19,718,128     34,376,856
                                                 ------------   ------------
   DISTRIBUTIONS TO PARTNERS FROM:
      Net investment income ..................     (3,331,696)    (4,092,954)
                                                 ------------   ------------
   CAPITAL SHARE TRANSACTIONS:
      Net asset value of 1,218 and
         1,644 shares issued in lieu
         of cash distributions ...............        387,393        440,144
      Cost of 58,629 and 79,240
         shares repurchased ..................    (18,613,630)   (21,673,172)
                                                 ------------   ------------
      Decrease in net assets from
         capital share transactions ..........    (18,226,237)   (21,233,028)
                                                 ------------   ------------
      Total increase/(decrease) in
         net assets ..........................     (1,839,805)     9,050,874
   NET ASSETS:
      Beginning of year ......................    193,849,096    184,798,222
                                                 ------------   ------------
      End of year* ...........................   $192,009,291   $193,849,096
                                                 ============   ============

----------
*    Includes undistributed net investment income of $165 and $0, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                    YEARS ENDED DECEMBER 31,
                                      ----------------------------------------------------
                                        2010       2009       2008       2007       2006
                                      --------   --------   --------   --------   --------
Net Asset Value, Beginning
   of Year ........................   $ 315.61   $ 267.13   $ 400.30   $ 377.68   $ 337.28
                                      --------   --------   --------   --------   --------
Income/(Loss) From Investment
   Operations:
   Net investment income ..........       5.79       6.28       8.06       7.62       6.88
   Net gain/(loss) on securities
      (both realized and
      unrealized) .................      29.24      48.48    (133.17)     22.62      40.40
                                      --------   --------   --------   --------   --------
      Total from investment
         operations ...............      35.03      54.76    (125.11)     30.24      47.28
Less Distributions:
   From net investment
      income ......................      (5.79)     (6.28)     (8.06)     (7.62)     (6.88)
                                      --------   --------   --------   --------   --------
Net Asset Value,
   End of Year ....................   $ 344.85   $ 315.61   $ 267.13   $ 400.30   $ 377.68
                                      ========   ========   ========   ========   ========
Total Return ......................      11.27%     20.94%    (31.56)%     8.05%     14.13%
                                      ========   ========   ========   ========   ========
Ratios/Supplemental Data:
   Net Assets, End of
      Year (000's) ................   $192,009   $193,849   $184,798   $296,277   $290,580
   Ratios to average net assets:
      Operating expenses ..........       0.51%      0.51%      0.46%      0.44%      0.44%
      Net investment income .......       1.80%      2.31%      2.33%      1.91%      1.93%
   Portfolio Turnover Rate ........       1.01%      1.06%      0.29%      0.68%      0.99%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2010

(A)  ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)  SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

          Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

          Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2010, the Fund had a capital loss carryforward of $2,443,351, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

          Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2007 - 2010) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

          At December 31, 2010, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost                $ 35,141,248
                                ------------
Gross unrealized appreciation    154,853,339
Gross unrealized depreciation             --
                                ------------
Net unrealized appreciation     $154,853,339
                                ============

          The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception as required by law.

(C)  INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

     BlackRock Capital Management, Inc. ("BCM" or the "Adviser"), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 ("Advisory Agreement"). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) and BNY Mellon Distributors, Inc. (formerly known as PFPC Distributors, Inc.) serve as the Fund's transfer and dividend disbursing agent, respectively.

     PFPC Trust Company serves as the Fund's custodian.

     The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the Managing General Partners amounted to $89,501.

     Legal fees amounting to $86,002 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $1,830,772 and $2,380,488, respectively, for the year ended December 31, 2010.

(E)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2010 and 2009 were as follows:

                                   2010           2009
                                ----------    ----------
Ordinary income .............   $3,708,961    $4,455,738
Investment expense ..........     (377,265)     (362,784)
                                ----------    ----------
                                $3,331,696    $4,092,954
                                ==========    ==========

     For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)  IN-KIND DISTRIBUTION OF SECURITIES

     During the year ended December 31, 2010, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

                         NET REALIZED      FUND
VALUE OF THE             GAIN INCLUDED    SHARES
REDEMPTIONS     CASH    IN REDEMPTIONS   REDEEMED
------------   ------   --------------   --------
$18,612,325    $1,305     $17,489,704     58,629

     Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)  INDEMNIFICATIONS

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)  TAX MATTERS

     At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ......................   $        165
Capital loss carryover .............................     (2,443,351)
Net unrealized appreciation of investments .........    154,853,339
                                                       ------------
                                                       $152,410,153
                                                       ============

     On December 31, 2010, undistributed net realized gain/accumulated realized loss on securities was decreased by $17,892,394 and additional paid-in capital was increased by $17,892,394 due to permanent differing book and tax treatment of realized gains and losses attributable to the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)  NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures. Other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is presently evaluating the impact on the financial statements of these disclosure requirements.

(J)  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE PARTNERS OF
CHESTNUT STREET EXCHANGE FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        (BBD, LLP)
                                        BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 16, 2011

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on July 28, 2010, the Managing General Partners of the Chestnut Street Exchange Fund (the "Fund"), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. ("BCM") with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provide to the Fund and BCM's experience and qualifications. The Managing General Partners reviewed and considered a report that included, among other things, (1) a comparison of the assets, advisory fee and total expense ratio of shares of the Fund to those of the BlackRock Funds Exchange Portfolio (the "BlackRock Portfolio"), the other exchange fund managed by BCM; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM's parent, BlackRock Inc.; (5) information about the services provided to the Fund, the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM's internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided BCM's profits with respect to the Fund. BCM noted that economies of scale was not relevant since the Fund was closed to new investors.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners also concluded that, based on the services that BCM would provide to the Fund under the investment advisory agreement, the fee was fair and equitable. The Managing General Partners considered the fees paid by the Fund in relation to BlackRock Portfolio's fees and the Fund's Lipper peer group, as well as the Fund's performance. The Managing General Partners concluded that the advisory fees paid by the Fund were fair and equitable. The Managing General Partners determined that the services provided by BCM were adequate.

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(302) 791-1112 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                 ADDITIONAL INFORMATION (CONCLUDED) (UNAUDITED)

TAX INFORMATION

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2010 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       INFORMATION ON THE MANAGING GENERAL

                        PARTNERS AND OFFICERS OF THE FUND

                                   (UNAUDITED)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
                            POSITION WITH                 PRINCIPAL                  COMPLEX(1)     DIRECTORSHIP(2)
                             THE FUND AND             OCCUPATIONS DURING             OVERSEEN BY         HELD BY
                              LENGTH OF                PAST 5 YEARS AND               MANAGING          MANAGING
NAME, ADDRESS, AND AGE       TIME SERVED             CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
----------------------    -----------------  -----------------------------------  ----------------  ----------------
INTERESTED MANAGING
GENERAL PARTNERS

Edward J. Roach*          Managing           Certified Public Accountant;                 1              None
103 Bellevue Parkway      General Partner    President and/or Treasurer of 1
Wilmington, DE 19809      since 2000, Chief  other investment company
Age: 86                   Compliance         advised by BCM, 1988-2009.
                          Officer since
                          2004, President
                          since 2002,
                          Treasurer since
                          1981

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
                            POSITION WITH                 PRINCIPAL                  COMPLEX(1)     DIRECTORSHIP(2)
                             THE FUND AND             OCCUPATIONS DURING             OVERSEEN BY         HELD BY
                              LENGTH OF                PAST 5 YEARS AND               MANAGING          MANAGING
NAME, ADDRESS, AND AGE       TIME SERVED             CURRENT AFFILIATIONS         GENERAL PARTNERS  GENERAL PARTNER
----------------------    -----------------  -----------------------------------  ----------------  ----------------
DISINTERESTED MANAGING
GENERAL PARTNERS

Gordon L. Keen, Jr.       Managing           Senior Vice President, Law &                 1              None
c/o Edward J. Roach       General Partner    Corporate Department, Airgas,
103 Bellevue Parkway      since 2006         Inc. (Radnor, PA-based distributor
Wilmington, DE 19809                         of industrial, medical and special-
Age: 66                                      ty gases, and welding and safety
                                             equipment and supplies) from
                                             January 1992 to January 2006.

Langhorne B. Smith        Managing           Retired. President and Director,             1              None
c/o Edward J. Roach       General Partner    The Sandridge Corporation
103 Bellevue Parkway      since 1997         (private investment company);
Wilmington, DE 19809                         Director, Claneil Enterprises, Inc.
Age: 74                                      (private investment company).

David R. Wilmerding, Jr.  Managing           Retired. Chairman, Wilmerding &              1         Director, Beaver
c/o Edward J. Roach       General Partner    Associates (investment advisers)                       Management
103 Bellevue Parkway      since 1976;        from February 1989 to 2006.                            Corporation
Wilmington, DE 19809      Chairman of the
Age: 75                   Managing General
                          Partners since
                          2006

OFFICERS

Michael P. Malloy         Secretary          Secretary of the Chestnut Street            N/A              N/A
Drinker Biddle & Reath    since 2001         Exchange Fund; Partner in the
One Logan Square                             law firm of Drinker Biddle &
18th and Cherry Streets                      Reath LLP.
Philadelphia, PA 19103
Age: 51

James G. Shaw             Assistant          Vice President since 1995 and               N/A              N/A
103 Bellevue Parkway      Treasurer Since    Director since 2005; BNY Mellon
Wilmington, DE 19809      2009               Investment Servicing (US) Inc.
Age: 50                                      (formerly PNC Global Investment
                                             Servicing (U.S.), Inc.)

----------
* Mr. Roach is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Roach is an employee of the Fund.

(1) The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                                  Annual Report
                               December 31, 2010

                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

                            MANAGING GENERAL PARTNERS
                               Gordon L. Keen, Jr.
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              BNY Mellon Investment
                              Servicing (US) Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

================================================================================

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (f) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 for 2009 and $19,900 for 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2009 and $0 for 2010.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

   (e)(2) No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Chestnut Street Exchange Fund


By (Signature and Title)* /s/ Edward J. Roach
                          ----------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal Financial Officer)

Date March 8, 2011
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Edward J. Roach
                          ----------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer & Principal Financial Officer)

Date March 8, 2011
     ------------------

* Print the name and title of each signing officer under his or her signature.